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March 21, 2016

Napier Park Global Capital (US) LP 280 Park Avenue, 3rd Floor New York, New York 10017

Independent Accountants’ Report
on Applying Agreed-Upon Procedures
Ladies and Gentlemen:
We have performed the procedures described below, which were agreed to by Napier Park Global Capital (US) LP (the “Company”) and Credit Suisse Securities (USA) LLC (“Credit Suisse” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of leases and the associated railcars in conjunction with the proposed offering of NP SPE II LLC, Secured Railcar Equipment Notes, Series 2016-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 17, 2016, representatives of Credit Suisse, on behalf of the Company, provided us with a computer-generated railcar lease data file and related record layout (the “Initial Statistical Data File”) containing, as represented to us by the Company, data as of the close of business February 28, 2016, with respect to 70 leases (the “Initial Leases”) and the related 4,285 railcars.

Additionally, on March 2, 2016 representatives of Credit Suisse, on behalf of the Company, provided us with an additional computer-generated railcar lease data file and related record layout (the “Additional Statistical Data File”) containing, as represented to us by the Company, data as of the close of business February 28, 2016 with respect to 17 leases (the “Additional Leases”) and the related 660 railcars.

The Initial Leases and the Additional Leases, collectively, are hereinafter referred to as the “Leases.”

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Leases relating to the lease characteristics (the “Characteristics”) set forth on the Initial Statistical Data File or the Additional Statistical Data File, as applicable, and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics
1. Lease identifier (for informational purposes only)
2. Rider number
3. Lease type (full service/net lease/per diem)
4. Purchase option indicator (yes/no)
5. Purchase option description (as applicable)
6. Early termination option indicator (yes/no)
7. Early termination option description (as applicable)
8. Car type (tank/freight)
9. Volume capacity (gallon/cubic feet/N/A) 10. Monthly lease rate 11. Original/renewal lease term 12. Lessee name 13. Number of railcars 14. Year of manufacture 15. Maturity date

We compared Characteristics 2. through 12. to the corresponding information set forth on or derived from the Railroad Car Lease Agreement, Rider to Railroad Car Lease Agreement, Escalation Letter or Addendum to the Rider (collectively, the “Lease Agreement”) and Characteristics 13. through 15. to a data query provided to us by Trinity Industries Leasing Company (“Trinity”) on behalf of the Company (the “Asset Query”).

For purposes of our procedures and at your instruction:

●
with respect to our comparison of Characteristic 2., for each Lease that included a decimal within the rider number set forth on the Initial Statistical Data File or the Additional Statistical Data File, as applicable, we compared the rider number excluding the decimal to the related Lease Agreement;

●
with respect to our comparison of Characteristic 8., a car type of (i) “Freight” stated on the Initial Statistical Data File or the Additional Statistical Data File, as applicable, is noted to be in agreement with “Coal,” “Hopper,” “Gondola,”  “Covered Hopper,”  “Rapid Discharge” or “Auto-Rack” as set forth on the Lease Agreement and (ii) “Tank” stated on the Initial Statistical Data File or Additional Statistical Data File, as applicable, is noted to be in agreement with “Wg” or “weighted gallons” as set forth on the Lease Agreement; and

●
with respect to our comparison of Characteristic 9., a volume capacity of “CL,” “NCNI,” “wg” or “NCI” stated on the Initial Statistical Data File or the Additional Statistical Data File, as applicable, is noted to be in agreement with “gallon” as set forth on the Lease Agreement.

The Lease Agreements, and Asset Query described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents.  In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Initial Statistical Data File or the Additional Statistical Data File, as applicable, were found to be in agreement with the above mentioned Lease Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Leases underlying the Initial Statistical Data File or the Additional Statistical Data File, or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Initial Statistical Data File and the Additional Statistical Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 21, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Four differences in volume capacity (gallon/cubic feet/N/A)

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 21, 2016 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Lessee	Rider Number	Characteristic	Characteristic set forth on the Initial Statistical Data File	Characteristic set forth on or derived from the Lease Documents

1	[REDACTED]	91.1	Volume capacity	25,498 wg	25,500 wg
1	[REDACTED]	92.1	Volume capacity	25,498 wg	25,500 wg
1	[REDACTED]	47	Volume capacity	20,110 wg	21,964 wg

Exception Description Number	Lessee	Rider Number	Characteristic	Characteristic set forth on the Additional Statistical Data File	Characteristic set forth on or derived from the Lease Documents

1	[REDACTED]	2.0	Volume capacity	15,914 wg	16,241 wg

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.